Exhibit 99.2

Cars.com Announces $250 Million Share Repurchase Program

CHICAGO, February 27, 2025 -- Cars.com Inc. (NYSE: CARS) (d/b/a “Cars Commerce Inc.” or the “Company”), and audience-driven technology company empowering the automotive industry, today announced that its Board of Directors authorized a new three-year share repurchase program to acquire up to $250 million of the Company’s outstanding common stock that will expire on February 24, 2028. The new share repurchase program will replace the Company’s prior $200 million share repurchase program that was authorized on February 21, 2022 and expired on February 21, 2025.

Under the share repurchase program, the Company may repurchase shares from time to time at management’s discretion through open market purchases, privately negotiated transactions, accelerated share repurchase transactions, purchases through Rule 10b5-1 plans or by any combination of such methods in compliance with applicable securities laws and other legal requirements. The timing and number of shares repurchased will depend on a variety of factors including economic and business conditions, the Company’s capital management strategy, corporate and regulatory requirements, other investment opportunities and other considerations. The Company has no obligation to repurchase any specific number of shares under the share repurchase program and it may be modified, suspended, or discontinued at any time at the Company’s discretion. The Company intends to fund the repurchases from cash on hand or cash generated from operations.

ABOUT CARS COMMERCE

Cars Commerce is an audience-driven technology company empowering automotive that simplifies everything about buying and selling cars. The Cars Commerce platform includes the flagship automotive marketplace and dealer reputation site Cars.com, innovative digital marketing technology and services from Dealer Inspire, industry-leading trade-in and appraisal technology from AccuTrade, an exclusive in-market media network, and powerful and predictive AI technologies that enable more efficient and profitable retail operations. Cars Commerce is the essential partner to stay one step ahead in automotive. Learn more at www.carscommerce.inc.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning goals, plans and expectations, including the timing and amount of any share repurchases, our liquidity position, and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as "believe," "expect," "project," "anticipate," "outlook," "intend," "strategy," "plan," "estimate," "target," "seek," "will," "may," "would," "should," "could," "forecasts," "mission," "strive," "more," "goal" or similar expressions. All forward-looking statements contained in this press release are qualified by these cautionary statements. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, global supply chain shortages, fluctuating fuel prices, rising interest rates, inflation and other factors we think are appropriate. Such forward-looking statements are based on estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. While the Company and its management make such statements in good faith and believe such judgments are reasonable, you should understand that these statements are not guarantees of future actions, performance or results. Given these uncertainties, you should not rely on forward-looking statements in making investment decisions.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see "Part I, Item 1A., Risk Factors" and "Part II, Item 7., Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission

Exhibit 99.2

("SEC") on February 27, 2025 and our other filings filed with the SEC and available on our website at investor.cars.com or via EDGAR at www.sec.gov.

You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.

Cars Commerce Investor Relations Contact:

Katherine Chen

ir@carscommerce.inc

408.768.6847

Cars Commerce Media Contact:

Marita Thomas

mthomas@carscommerce.inc

312.601.569